SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2004

Wells Real Estate Fund VII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25606	58-2022629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund VII, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated April 29, 2004 to provide the required pro forma financial statements relating to the sale of Stockbridge Village III, the Stockbridge Village I Expansion and Hannover Center on April 29, 2004, as described in such Current Report.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund VII, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the three months ended March 31, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: June 24, 2004

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WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2004.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the sales of Stockbridge Village III and the Stockbridge Village I Expansion by Fund VI and VII Associates and the sale of Hannover Center by Fund VII and VIII Associates as if the dispositions and distribution of net proceeds therefrom occurred on March 31, 2004. The Registrant holds an equity interest of approximately 55.2% in Fund VI and VII Associates, which owns 100% of Stockbridge Village III and the Stockbridge Village I Expansion, and an equity interest of approximately 36.6% in Fund VII and VIII Associates, which owns 100% of Hannover Center.

The following unaudited pro forma statements of operations for the year ended December 31, 2003, and the three months ended March 31, 2004, have been prepared to give effect to the sales of Stockbridge Village III, the Stockbridge Village I Expansion, and Hannover Center as if the dispositions occurred on January 1, 2003. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Stockbridge Village III, Stockbridge Village I Expansion and Hannover Center if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of Stockbridge Village III, the Stockbridge Village I Expansion, and Hannover Center been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund VII, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$13,482,564	$(3,149,540	)(b)	$10,333,024
Due from joint ventures	457,974	0		457,974
Cash and cash equivalents	76,854	4,498,097	(c)	4,574,951

Total assets	$14,017,392	$1,348,557		$15,365,949

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distribution payable	$156,490	$0		$156,490
Accounts payable	9,513	0		9,513

Total liabilities	166,003	0		166,003

Partners’ capital:
Limited partners:
Class A – 2,112,847 units outstanding	13,851,389	636,681	(d)	14,488,070
Class B – 305,170 units outstanding	0	711,876	(d)	711,876
General partners	0	0		0

Total partners’ capital	13,851,389	1,348,557		15,199,946

Total liabilities and partners’ capital	$14,017,392	$1,348,557		$15,365,949

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects the Registrant’s interest in the basis of the net assets of Stockbridge Village III, Stockbridge Village I Expansion and Hannover Center as of March 31, 2004. This adjustment would have been recorded by (a) increasing investment in joint ventures by $1,348,557 as a result of the Registrant’s portion of the gain that would have been recognized on the sale of Stockbridge Village III, Stockbridge Village I Expansion and Hannover Center had the transaction occurred on March 31, 2004 and (b) decreasing investment in joint ventures by $4,498,097 as a result of the assumed distribution of net sale proceeds from Fund VI and VII Associates and Fund VII and VIII Associates to the Registrant.
(c)	Reflects the Registrant’s proportionate share of net proceeds from the sales of Stockbridge Village III, the Stockbridge Village I Expansion, and Hannover Center.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sales of Stockbridge Village III, the Stockbridge Village I Expansion, and Hannover Center.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Fund VII, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$1,133,025	$(395,031	)(b)	$737,994
Other income	10,309	0		10,309

	1,143,334	(395,031)		748,303

EXPENSES:
Partnership administration	76,203	0		76,203
Legal and accounting	19,293	0		19,293
Other general and administrative	8,377	0		8,377

	103,873	0		103,873

NET INCOME	$1,039,461	$(395,031)		$644,430

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$1,039,461	$(395,031)		$644,430

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.49			$0.31

NET INCOME PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,102,347			2,102,347

CLASS B	315,670			315,670

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for 2003.
(b)	Reflects equity in income of Fund VI and VII Associates earned by the Registrant related to Stockbridge Village III and the Stockbridge Village I Expansion, and equity in income of Fund VII and VIII Associates earned by the Registrant related to Hannover Center. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Stockbridge Village III, Stockbridge Village I Expansion and Hannover Center if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund VII, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$269,084	$(102,106	)(b)	$166,978
Other income	2,170	0		2,170

	271,254	(102,106)		169,148

EXPENSES:
Partnership administration	21,793	0		21,793
Legal and accounting	6,853	0		6,853
Other general and administrative	393	0		393

	29,039	0		29,039

NET INCOME	$242,215	$(102,106)		$140,109

NET LOSS ALLOCATED TO CLASS A LIMITED PARTNERS	$(229,668)	$(102,106)		$(331,774)

NET INCOME ALLOCATED TO CLASS B LIMITED PARTNERS	$471,883	$0		$471,883

NET LOSS PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$(0.11)			$(0.16)

NET INCOME PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$1.55			$1.55

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,112,847			2,112,847

CLASS B	305,170			305,170

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.

(b)	Reflects equity in income of Fund VI and VII Associates earned by the Registrant related to Stockbridge Village III and the Stockbridge Village I Expansion, and equity in income of Fund VII and VIII Associates earned by the Registrant related to Hannover Center. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Stockbridge Village III, Stockbridge Village I Expansion and Hannover Center if the transaction had occurred on January 1, 2003.

See accompanying notes.

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